EXHIBIT 10.1
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.
CALIFORNIA DEPARTMENT OF FINANCIAL INSTITUTIONS
SAN FRANCISCO, CALIFORNIA

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE
UNITED COMMERCIAL BANK	)	OF AN ORDER
SAN FRANCISCO, CALIFORNIA	)	TO CEASE AND DESIST
)
(INSURED STATE NONMEMBER BANK))		FDIC-09-490b
)

          Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST (“CONSENT AGREEMENT”) by the Federal Deposit Insurance Corporation (“FDIC”) and the California Department of Financial Institutions (“CDFI”), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, a representative of the CDFI, and United Commercial Bank, San Francisco, California (“Bank”), as follows:
          1.     The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe or unsound banking practices and violations of law alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(1), and Section 1912 of the California Financial Code (“CFC”), and has waived those rights.
          2.     The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST

(“ORDER”) by the FDIC and the CDFI. The Bank further stipulates and agrees that such ORDER will be deemed to be an order which has become final under the Act and the CFC, and that said ORDER shall become effective upon its issuance by the FDIC and the CDFI, and fully enforceable by the FDIC and the CDFI pursuant to the provisions of the Act and the CFC.
          3.     In the event the FDIC and the CDFI accepts the CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce said ORDER in the United States District Court will be taken by the FDIC, and no action to enforce said ORDER in State Superior Court will be taken by the CDFI, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the ORDER.
          4.     The Bank hereby waives:
                   (a)     The receipt of a NOTICE;
                   (b)     All defenses in this proceeding;
                   (c)     A public hearing for the purpose of taking evidence on such alleged charges;
                   (d)     The filing of Proposed Findings of Fact and Conclusions of Law;
                   (e)     A recommended decision of an Administrative Law Judge; and
                   (f)     Exceptions and briefs with respect to such recommended decision.
Dated: Sept. 3, 2009

FEDERAL DEPOSIT INSURANCE CORPORATION, LEGAL DIVISION	UNITED COMMERCIAL BANK SAN FRANCISCO, CALIFORNIA
BY:	BY:

/s/ Sandra A. Quigley	/s/ Joseph J. Jou

Sandra A. Quigley	Joseph J. Jou
Counsel

CALIFORNIA DEPARTMENT OF
FINANCIAL INSTITUTIONS
BY:

/s/ James M. Patten	/s/ Li-Lin Ko
James M. Patten	Li-Lin Ko
Senior Counsel

James Kwok

David S. Ng

/s/ Daniel R. Riley
Daniel R. Riley

Qingyuan Wan

/s/ Richard Li-Chung Wang
Richard Li-Chung Wang

/s/ Godwin Wong
Godwin Wong

/s/ Dennis Wu
Dennis Wu

/s/ Thomas Wu
Thomas Wu

Comprising the Board of Directors of United Commercial Bank, San Francisco, California

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